                                                                 Prospectus
                                                                 May 1, 2000





              Lexington Global and Domestic No-Load Mutual Funds



                                LEXINGTON
                                CORPORATE LEADERS
                                TRUST FUND
                                ----------------------------------------------
                                Objective: Long-term Capital Growth and Income







 [LOGO]
LEXINGTON



These securities have not been approved nor disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         Prospectus dated May 1, 2000

                          LEXINGTON CORPORATE LEADERS
                                  TRUST FUND

                            PARK 80 WEST, PLAZA TWO
                        SADDLE BROOK, NEW JERSEY 07663

                        Shareholder Services: 1-800-526-0056
    Institutional/Financial Adviser Services: 1-800-367-9160
                 24 Hour Account Information: 1-800-526-0052
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      Lexington Corporate Leaders Trust Fund (the "Trust") was
    created in 1935 with the objective of seeking long term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue chip corporations. See "Description of the Trust" on page 2. Currently, the Trust is invested in twenty-five such corporations including Eastman Kodak, General Electric, Exxon Mobil, Sears Roebuck and Citigroup. Investments in these corporations, while having potential for long term capital growth and income, may be considered conservative investments. The value of participations of the Trust will fluctuate with the market value of the underlying portfolio securities.

      The minimum initial purchase requirement is $1,000 and
    additional investments must be at least $50. Participations are sold without a sales or redemption charge.
-------------------------------------------------------------------------------

Sponsor:                                  Trustee:


Lexington Management Corporation          State Street Bank and Trust Company
Park 80 West, Plaza Two                   Mutual Fund Services Area
Saddle Brook, New Jersey 07663            Lexington Corporate Leaders Trust
                                          Fund
Distributor:                              225 Franklin Street
                                          Boston, Massachusetts 02110
Lexington Funds Distributor, Inc.
Park 80 West, Plaza Two
Saddle Brook, New Jersey 07663

  Participations are not deposits or obligations of (or endorsed or guaranteed
by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in the Trust involves investment risks, including the possible loss of principal, and their value and return will fluctuate.
-------------------------------------------------------------------------------

    These securities have not been approved or disapproved by the
    Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any
    state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

             Read and Retain this Prospectus for Future Reference.

                                  HIGHLIGHTS

The Trust and Its Objective

  THE TRUST WAS CREATED IN 1935 WITH THE OBJECTIVE OF SEEKING LONG TERM CAPI-TAL GROWTH AND INCOME THROUGH INVESTMENT IN AN EQUAL NUMBER OF SHARES OF COM-MON STOCK OF A FIXED LIST OF AMERICAN BLUE CHIP CORPORATIONS. CURRENTLY THE TRUST IS INVESTED IN TWENTY-FIVE SUCH CORPORATIONS. THERE CAN BE NO ASSURANCE THAT THE TRUST'S OBJECTIVE WILL BE ACHIEVED. SEE "DESCRIPTION OF THE TRUST" HEREIN.

Public Offering Price

  The initial purchase requirement for an investment in the Trust is $1,000 and additional investments must be at least $50. Investors receive a fractional undivided interest in and ownership of the Trust Fund and Distributive Fund described below which is called a participation. Participations are offered at a price equal to the net asset value next determined after an order is received.

Special Considerations

  The value of a participation fluctuates with the market value of the underlying portfolio securities of the Trust. The dividend income, if any, from the portfolio securities is subject to fluctuation which in turn will affect the amounts of distributions made to participants. An investor in the Trust has no assurance against loss in a declining market, and redemption at a time when the market value of the participations is less than their cost will result in a loss to the investor.

Semi-Annual Distributions

  Semi-annual distributions on June 30 and December 31 of each year (Distribution Date) will be reinvested at net asset value in additional participations of the Trust unless the participant notifies the Trustee to pay such distributions in cash.

Taxation

  For Federal income tax purposes, (1) the Trust will be treated as a fixed investment trust and will not be subject to Federal income tax, (2) each participant will be treated as the owner of his pro rata portion of the common stock of the corporations held by the Trust, (3) each participant will be required to include in his gross income his pro rata portion of the dividends and interest received by the Trust (including the amounts of such dividends and interest that are not distributed to participants but are used to pay the fees and expenses of the Trust), at the time such dividends and interest are received by the Trust, not at the later time such dividends and interests are distributed to participants or reinvested in additional participations, and
(4) each individual participant who itemizes deductions may deduct his pro rata portion of the fees and expenses of the Trust only to the extent such amount, together with his other miscellaneous itemized deductions, exceeds 2% of his adjusted gross income. See "Taxation" herein.

The Indenture

  The Amended and Restated Indenture is effective as of November 14, 1989 (the "Indenture"), and has subsequently been amended. Both the Indenture and the Trust will terminate on November 30, 2100.

                           DESCRIPTION OF THE TRUST

  Corporate Leaders Trust Fund was created under New York Law by an Indenture dated November 18, 1935, as amended and supplemented, between Empire Trust Company (now The Bank of New York by merger) as Trustee, and Corporate Leaders of America, Inc., as Sponsor. On October 29, 1971, Corporate Leaders of America, Inc. was merged into Piedmont Capital Corporation, which designated Manlex Corporation as Sponsor of the Trust on March 25, 1981. On October 31, 1988 holders of Corporate Leaders Trust Fund Certificates Series B voted to approve an Amended and Restated Indenture which, among other things, designated Lexington Management Corporation, the parent company of Manlex Corporation, as Sponsor, and changed the name to Lexington Corporate Leaders Trust Fund (Federal I.D. #13-6061925). Holders of Corporate Leaders Trust Fund Certificates Series A continue to be governed by the initial Indenture. This Prospectus pertains solely to Lexington Corporate Leaders Trust Fund Certificates Series B (herein referred to as the "Trust"). All discussions herein of articles and sections of the Indenture refer to the Amended and Restated Indenture (the "Indenture").

  The Trust is comprised of a Trust Fund and a Distributive Fund. The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-five corporations (except with respect to shares received from spin-offs of existing portfolio securities -- see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations, (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive
Fund) including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Trustee will derive a benefit therefrom.

  All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split, which shall remain as assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such United States Government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

  On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program described herein, unless the participant has elected to receive his distribution in cash.

  In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Portfolio and shall be subject to the terms and conditions of the Amended and Restated Indenture to the same extent as the securities originally held in the Portfolio. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the Portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

  The Trust will enter into repurchase agreements only with commercial banks and dealers in U.S. government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Trust will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Trust may be delayed or limited and the Trust may incur additional costs. In such case the Trust will be subject to risks associated with changes in the market value of the collateral securities.

  The Trust is invested generally in an equal number of shares of the common stock of a fixed list of twenty-five American corporations. The Trust's holding in Gallaher Group Plc, a United Kingdom company traded on the New York Stock Exchange is a result of its spinoff from Fortune Brands, Inc., a portfolio security. The Trust's portfolio investments are not managed and are expected to remain fixed. Of the securities held on December 31, 1999, 14.7% were in consumer products, 16.3% were in international oil companies and 8.7% were in chemical and fertilizer companies. A complete list of the securities is contained in the financial statements included herein. The value of a participation in the Trust fluctuates with the market value of the underlying common stock held by the Trust. The dividend income, if any, from the common stocks is subject to fluctuation, which, in turn will affect the amounts of distributions made to participants.

  The Sponsor may direct the Trustee to sell the shares of common stock of any of the twenty-five corporations if (i) the corporation has failed to declare or pay dividends on the common stock; (ii) a materially adverse legal proceeding has been instituted which affects the declaration or payment of dividends; (iii) a breach of covenant or warranty exists which may materially affect the payment of dividends; (iv) a default in payment of principal or income on any other outstanding securities of the corporation occurs which may affect the payment of dividends; or (v) the common stock ceased to be listed on the New York Stock Exchange and after fifteen days has not been reinstated. The proceeds of any such sale shall be deposited in the Distributive Fund.

                        SELECTED FINANCIAL INFORMATION

  The following table of selected financial information has been audited by PriceWaterhouseCoopers LLP independent certified public accountants, for the year ended December 31, 1999, whose report thereon appears elsewhere in this prospectus, and by other auditors for prior years.

Per participation operating performance
(for a participation outstanding
throughout the period)

                                                          Years Ended December 31,
                           -------------------------------------------------------------------------------------------------
                             1999      1998      1997      1996      1995      1994       1993      1992     1991     1990
                             ----      ----      ----      ----      ----      ----       ----      ----     ----     ----
 Net asset value,
  beginning year.........    $15.70    $14.88    $16.05    $13.74    $10.51    $12.78     $11.62    $11.52   $10.53   $13.68
                             ------    ------    ------    ------    ------    ------     ------    ------   ------   ------
 Income from investment
  operations:
 Net investment income...       .24       .23       .27       .28       .28       .31        .33       .36      .39      .43
 Net realized and
  unrealized gain (loss)
  on investments.........      1.92      1.28      3.45      2.79      3.82      (.45)      1.71       .70     1.64     (.89)
                             ------    ------    ------    ------    ------    ------     ------     -----   ------   ------
 Total from investment
  operations.............      2.16      1.51      3.72      3.07      4.10      (.14)      2.04      1.06     2.03     (.46)
                             ------    ------    ------    ------    ------    ------     ------     -----   ------   ------
 Less distributions:
 Dividends from net
  investment income......      (.24)     (.23)     (.28)     (.28)     (.28)     (.32)      (.33)     (.35)    (.40)    (.43)
 Distributions from net
  realized gains.........      (.15)     (.26)    (2.60)     (.28)     (.03)     (.90)      (.28)     (.35)    (.28)   (1.29)
 Distributions from
  income and realized
  gains included in
  terminations...........      (.02)     (.02)    (0.11)     (.02)     (.02)     (.01)        --      (.01)      --     (.01)
 Distributions from
  capital................      (.15)     (.18)    (1.90)     (.18)     (.54)     (.90)      (.27)     (.25)    (.36)    (.96)
                             ------    ------    ------    ------    ------    ------     ------    ------   ------   ------
 Total distributions.....      (.56)     (.69)    (4.89)     (.76)     (.87)    (2.13)      (.88)     (.96)   (1.04)   (2.69)
                             ------    ------    ------    ------    ------    ------     ------    ------   ------   ------
 Change in net asset
  value for the year.....      1.60       .82     (1.17)     2.31      3.23     (2.27)      1.16       .10      .99    (3.15)
                             ------    ------    ------    ------    ------    ------     ------    ------   ------   ------
 Net asset value at end
  of year................    $17.30    $15.70    $14.88    $16.05    $13.74    $10.51     $12.78    $11.62   $11.52   $10.53
                             ======    ======    ======    ======    ======    ======     ======    ======   ======   ======
 Total Return............     13.68%     9.94%    23.09%    22.43%    39.21%    (0.77%)    17.57%     9.63%   19.41%   (4.20%)
 Ratio/Supplemental Data
  Net Assets, end of year
  (000)..................  $463,995  $485,195  $525,669  $392,295  $256,467  $156,286   $147,181  $105,712  $98,104  $85,691
 Ratios to average net
  asset of:
 Expenses................      .61%      .65%      .62%      .63%      .58%      .62%       .57%      .60%     .67%     .67%
 Net investment income...     1.41%     1.46%     1.76%     2.05%     2.57%     2.84%      2.78%     3.16%    3.46%    3.57%

                        HOW TO PURCHASE PARTICIPATIONS

Initial Investment--Minimum $1,000. By Mail: Send a check payable to Lexington Corporate Leaders Trust Fund, along with a completed New Account Application to State Street Bank and Trust Company (the "Agent"). To transmit funds by wire, contact the Trust at 1-800-526-0056.

Subsequent Investments--Minimum $50. By Mail: Send a check payable to Lexington Corporate Leaders Trust Fund, to the Agent, accompanied by either the detachable form which is part of the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Trust, account number and registration. The Fund does not accept third party checks or cash investments. Third party checks are defined as checks made payable to someone other than the Fund. Checks must be in U.S. dollars, and to avoid fees and delays, drawn only on banks located in the U.S.

Broker-Dealers: You may invest in participations of the Trust through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions and who have selling agreements with Lexington Funds Distributor, Inc. Broker-dealers and financial institutions who process such purchase and sale transactions for their customers may charge a transaction fee for these services. The fee may be avoided by purchasing participations directly from the Trust.

The Open Account: By investing in the Trust, a shareholder appoints the Agent, as his agent, to establish an open account to which all participations purchased, including additional participations purchased under the Distribution Reinvestment Program, will be credited. Participation certificates will be issued for full participations only when requested in writing. Unless payment for participations is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most participation holders elect not to receive certificates.

  After an Open Account is established, payments can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Trust).

  Automatic Investing Plan with "Lex-O-Matic". A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis. The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

  On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Terms of Offering: If an order to purchase participations is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Trust. To recover any such loss the Trust reserves the right to redeem participations owned by the purchaser, and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

  The Trust reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including participation holders of the Trust's special investment programs. An order to purchase participations is not binding on the Trust until it has been confirmed by the Agent.

Shareholder Servicing Agents: The Trust may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Ser-vicing Agent may, as agent for its customers, among other things: answer cus-tomer inquiries regarding account status, account history and purchase and re-demption procedures; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to pur-chase or redeem shares; verify and guarantee shareholder signatures in connec-tion with redemption orders and transfers and changes in shareholder-desig-nated accounts; furnish monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Trust; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and pro-vide such other related services as the Trust or a shareholder may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Trust represented by par-ticipations owned during the period for which payment is made. LMC, at no cost to the Trust, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

Account Statements: The agent will send participation holders either purchasing or redeeming participations of the Trust, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of participations purchased or redeemed, the purchase or redemption price per participation, and the amount purchased or redemption proceeds. A statement is also sent to participation holders whenever a distribution is paid, or when a change in the registration, address, or dividend option occurs. Participation holders are urged to retain their account statements for tax purposes.

                         HOW TO REDEEM PARTICIPATIONS

By Mail: Send to the Agent (see the back cover of this prospectus for the Agent's address): (1) a written request for redemption, signed by each regis-tered owner exactly as the participations are registered including the name of the Trust, account number and exact registration; (2) participation certifi-cates for any participations to be redeemed which are held by the participa-tion holder; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. If a participa-tion holder has any questions regarding the requirements for redeeming partic-ipations, he should call the Trust at the toll free number on the back cover prior to submitting a redemption request. If a redemption request is sent to the Trust in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date received by the Agent.

  Checks for redemption proceeds will normally be mailed within three business days, but will not be mailed until all checks in payment for the participations to be redeemed have been cleared. The Transfer Agent will restrict the mailing of redemption proceeds to a participation holder's address of record within 30 days of such address being changed unless the participation holder provides a signature guaranteed letter of instruction.

By Telephone: To establish this privilege on your account, please call our Shareholder Services Department at 1-800-526-0056 between 9:00 a.m. and 5:00 p.m. Eastern Time and request a telephone authorization form.

  Shareholders redeeming at least $1,000 worth of shares (for which certificates have not been issued) may effect a telephone redemption by calling our Shareholder Services Department at 1-800-526-0056 Monday - Friday between 9:00 a.m. and 4:00 p.m. Eastern Time. A telephone redemption in good order will be processed at the net asset value of the Trust next determined. There is a maximum telephone redemption limit of $100,000.

  The redemption proceeds will be made payable to the registered shareholder(s) and forwarded to the address of record. The Transfer Agent will restrict the mailing of telephone redemption proceeds to a participation holder's address of record within 30 days of such address being changed, unless the participation holder provides a signature guaranteed letter of instruction (See "Telephone Exchange/Redemption Provisions").

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $25,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) participation transfer requests.

  The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

  With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of participations to be redeemed, or (c) on all participation certificates tendered for redemption and, if participations held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per participation of the Trust next determined after receipt by the Agent of a redemption request in proper form.

  The redemption price per participation is computed on (i) any Trust business day, which is each day on which the New York Stock Exchange, the Federal Reserve Bank of New York and the Trustee are open for business and on such other days as there is sufficient trading in the Trust's securities to materially affect net asset value per participation except for certain national holidays. The calculation is made by (a) adding: (i) the aggregate value of the portfolio securities; (ii) available cash; (iii) amounts in the Distributive Fund, including dividends on the portfolio securities and interest on the investment of monies in the Distributive Fund; and (iv) any other assets of the Trust and (b) deducting: (i) taxes and other governmental charges; (ii) fees and expenses of the Trust; (iii) cash allocated for distribution to participants of record as of a date prior to the evaluation; and (iv) any other liabilities of the Trust.

  Participations will be redeemed in cash from the Trust Fund and the Distributive Fund at a price equal to the next determined participation value following receipt of an appropriate request multiplied by the number of participations being redeemed and subject to payment by the participant of any tax or other governmental charge. If there is insufficient cash in the Trust Fund to pay the portion of the redemption price attributable thereto, the Trustee shall sell stock units. Sales of such securities will be at the best price obtainable subject to any minimum value limitations on sales specified by the Sponsor.

  A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at cost, when it is determined by the Trustee that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

  The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of participants. Due to the proportionately high cost of maintaining smaller accounts, the Trust reserves the right to redeem all participations in an account with a value of less than $500 other than as a result of a change in net asset value and mail the proceeds to the participant. Participants will be notified before these redemptions are to be made and will have thirty (30) days to make an additional investment to bring their accounts up to the required minimum.

                             SHAREHOLDER SERVICES

Transfer

  Participations may be transferred to another owner. A signature guarantee of the registered participant is required on the letter of instruction or other instrument of assignment.

Systematic Withdrawal Plan

  Participants may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations and certain other investors, the minimum initial investment may be waived.

                              EXCHANGE PRIVILEGE

  Participations may be exchanged for shares of the following funds managed by the Sponsor, Lexington Management Corporation, (the "Lexington Funds") on the basis of relative net asset value per share at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single in-vestor have a value in excess of $500,000, participations may not be purchased until the third business day following the redemption of the shares being ex-changed in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Trust. Exchanges may not be made until all checks in payment for participa-tions to be exchanged have been cleared.

  The Lexington Funds currently available for exchange are:

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ Symbol: LEXGX)/Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON INTERNATIONAL FUND, INC.* (NASDAQ Symbol: LEXIX)/Seeks long term growth of capital through investment in common stocks of companies domiciled in foreign countries.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.* (NASDAQ Symbol: LXGLX)/Seeks long-term growth of capital primarily through investment in common stocks of blue chip companies domiciled in foreign countries and the United States that represent corporate leaders in their respective industries.

LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.* (NASDAQ Symbol: LXCAX)/Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.* (NASDAQ Symbol: LEXTRX)/Seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies. The Fund has a $5,000 minimum invest-ment.

LEXINGTON GLOBAL INCOME FUND* (NASDAQ Symbol: LEBDX)/Seeks high current income by investing in a combination of foreign and domestic high-yield, lower rated debt securities. Capital appreciation is a secondary objective.

LEXINGTON SILVER FUND, INC. (NASDAQ Symbol: STSLX)/Seeks long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver and in silver bullion.

LEXINGTON GOLDFUND, INC.* (NASDAQ Symbol: LEXMX)/Seeks capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold bullion and equity securities of companies engaged in mining or processing gold throughout the world.

LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ Symbol: LEXCX)/Seeks long-term capital growth and income through investment in an equal number of shares of the common stocks of a fixed list of American blue chip corporations.

LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ Symbol: LEXRX)/Seeks long-term capital appreciation through investments in stocks of large, ably managed and well financed companies. Income is a secondary objective.

LEXINGTON GNMA INCOME FUND, INC. (NASDAQ Symbol: LEXNX)/Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA Certificates.

LEXINGTON MONEY MARKET TRUST (NASDAQ Symbol: LMMXX)/Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short term money market instruments.

  *These Funds are not available for exchange until exemptive relief is received from the SEC.

  The Exchange Privilege enables a participant to acquire another Lexington Fund with a different investment objective when the participant believes that a shift between funds is an appropriate investment decision. Participants con-templating an exchange should obtain and review the prospectus of the Fund to be acquired. If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the Fund being purchased. If, however, an account already exists in the Fund being bought, there is a $500 minimum exchange required. Participants must provide the account number of the existing account. Any exchange between Funds is, in effect, a redemption in one Fund and a purchase in the other Fund. Participants should consider the possible tax effects of an exchange.

Telephone Exchange/Redemption Provisions

  Exchange or redemption instructions may be given in writing or by telephone. Telephone exchanges/ redemptions may only be made if a Telephone Authorization Form has been previously executed and filed with the Sponsor. Telephone exchanges/redemptions are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange/redemption.
Exchanges/redemptions may not be made until all checks in payment for participations to be exchanged have been cleared.

  Telephonic exchanges/redemptions can only involve participants registered on the books of the Trustee; participations held in certificate form cannot be included. However, outstanding certificates can be returned to the Trustee and qualify for these services. Any new account established with the same registration will also have the privileges of exchange/redemption by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the participations were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

  By checking the box on the Purchase Application authorizing telephone exchange and/or telephone redemption services, a participant constitutes and appoints Lexington Funds Distributor, Inc. ("LFD"), distributor of the Lexington Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Trustee in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration with full power of substitution in the premises and authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the shares being redeemed, and agrees that neither LFD, the Trustee, the Trust or the Lexington Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days' written notice to the address of record. If the participant is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc., is duly organized and existing and has the power to take action called for by this continuing authorization.

  Exchange Authorization Forms, telephone authorization forms and prospectuses of the other Lexington Funds may be obtained from LFD.

  LFD has made arrangements with certain dealers to accept instructions by telephone to exchange participations for shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the Lexington Funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed exchange application must be received by the Distributor within five (5) days of the exchange request. In each such ex-change, the registration of the shares of the Fund being acquired must be identical to the registration of the participations of the Fund being ex-changed. Participations in certificate form are not eligible for this type of exchange. LFD reserves the right to reject any telephone exchange request. Any telephone exchange orders so rejected may be processed by mail.

Tax Sheltered Retirement Plans

  The Trust offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA Rollover Accounts, 401(k) Salary Reduction Plans,
Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of the Sponsor. For further information, call 1-800-526-0056. An investor participat-ing in any of the Trust's special plans has no obligation to continue to in-vest in the Trust and may terminate the Plan with the Trust at any time. Ex-cept for expenses of sales and promotion, executive and administrative person-nel, and certain services which are furnished by Sponsor, the cost of the plans generally is borne by the Trust; however, each IRA Plan account is sub-ject to an annual maintenance fee of $12.00 charged by the Trustee.

Distribution Reinvestment Program

  On June 30 and December 31 of each year, the Distribution Dates, the Trustee will compute to at least two decimal places the amount of the semi-annual distribution per participation for participants of record, and shall use such distributions to purchase additional participations unless the Trustee has been instructed by the participant, in writing, prior to the Distribution Date to pay such distributions in cash.

                                  TAX MATTERS

  The Trust is treated as a fixed investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and not an association taxable as a corporation. The Trust is also treated as a grantor trust under the Code. As a result, the Trust will not be subject to Federal income taxes. In addition, for Federal income tax purposes, each participant is treated as the owner of his pro rata portion (i.e., the ratio of the number of participations owned by the participant to the total number of participations outstanding) of (i) the common stock of each corporation and any cash held in the Trust Fund and (ii) the securities and cash held in the Distributive Fund.

  Each participant is treated as receiving his pro rata portion of dividends and any other distributions received by the Trust on the common stock of the corporations held in the Trust Fund and interest received by the Trust from the investment of such dividends (and any other amounts) deposited in the Distributive Fund. Each participant shall include in gross income his pro rata portion of such dividends and interest when such dividends and interest are received by the Trust (or, in the case of an accrual basis participant, as such interest accrues), regardless of when such dividends and interest are distributed by the Trust to participants (or reinvested in additional participations) and regardless of the fact that a portion of such dividends and interest are not distributed to participants (or reinvested in additional participations) but rather are used to pay the fees and expenses of the Trust.

  A corporate participant will generally be entitled to the 70% dividends-received deduction with respect to the dividends so included in its gross income, subject to various limitations and restrictions imposed by the Code. A corporate participant will also be entitled to a deduction for his pro rata portion of fees and expenses paid by the Trust. An individual participant who itemizes deductions will be entitled to a deduction for his pro rata portion of fees and expenses paid by the Trust only to the extent that such amount, together with the participant's other miscellaneous itemized deductions, as defined by the Code, exceeds 2% of the participant's adjusted gross income. Furthermore, individual participants, whose adjusted gross income ("AGI") exceeds a certain inflation-adjusted threshold amount must reduce their itemized deductions (subject to specific exceptions such as medical expense, investment interest and casualty/wagering/theft loss deductions) by 3% of this excess. This reduction, however, is limited to no more than 80% of the applicable itemized deductions. In 1999, the threshold amount was $126,600 ($63,300 for married filing separately).

  The purchase price paid by a participant for his participations (excluding any portion thereof attributable to, and to be deposited in, the Distributive
Fund) shall be allocated (based upon relative fair market values) among the participant's pro rata portion of the common stock of each corporation and any cash held in the Trust Fund, in order to determine his tax basis in his pro rata portion of the common stock of each corporation. If the common stock of any of the corporations held in the Trust Fund is sold by the Trust, each participant will be considered to have sold his pro rata portion of the common stock of that corporation and will be considered to have received his pro rata portion of the sale proceeds received by the Trust. If a participant redeems his participations, he will be considered to have sold his pro rata portion of the common stock of each corporation. The redemption price received by the participant (excluding any portion thereof attributable to, and paid out of, the Distributive Fund) shall be allocated (based upon relative fair market values) among his pro rata portion of the common stock of each corporation and any cash held in the Trust Fund. If a participant is considered to have sold his pro rata portion of the common stock of any corporation, he will recognize a capital gain or loss equal to the difference between the amount he is considered to have received with respect thereto and his tax basis therein. Any such capital gain or loss generally will be long-term capital gain or loss if the participant held his participations for more than one year.

  Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and redemption payments made by the Trust. In order to avoid this back-up withholding, a shareholder must provide the Trust with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

  Information concerning the Federal income tax status of distributions will be mailed to participants annually. Prospective participants are urged to consult their own tax advisers as to the tax consequences of an investment in the Trust.

                               INVESTMENT RETURN

  The Trust may, from time to time, include total return information in advertisements and reports to shareholders. The average annual total return of the Trust for the 1, 5 and 10 years ended December 31, 1999 is set forth in the following table:

                                         Average Annual
             Period                       Total Return
             ------                      --------------
        1 year ended December 31, 1999       +13.68%
        5 years ended December 31, 1999      +21.26%
       10 years ended December 31, 1999      +14.39%

  This performance is calculated pursuant to the formula P(1+T)(n) = ERV (where P = a hypothetical investment of $1,000; T = the average annual total return; n = the number of years and ERV = the ending redeemable value of the hypothetical $1,000 investment). The computation reflects the reinvestment of all dividends and distributions reinvested on participations acquired with the original hypothetical $1,000 investment. Past results are not necessarily representative of future results.

  Comparative performance information may be used from time to time in advertising or marketing of the Trust's participations, including data from Lipper, Inc. the Dow Jones Industrial Average Index and Standard & Poor's 500 Composite Stock Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.

                           AMENDMENT AND TERMINATION

  The Sponsor and Trustee may amend the Indenture without the consent of participants (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent; (ii) to change any provision as may be required by the SEC or any successor governmental agency; or (iii) to make any other provisions which do not adversely affect the interest of participants. The Indenture may be amended by the Sponsor and the Trustee with the consent of a majority of the participations entitled to vote.

  The Trust and Indenture will terminate on November 30, 2100 upon the sale or disposition of the last portfolio security of the Trust unless terminated sooner by written instrument executed by the Sponsor and consented to by participants owning 51% of the then outstanding participations. The Trustee will deliver written notice of any termination to each participant specifying the times at which the participants may surrender their certificates for cancellation. Within a reasonable period of time after the termination, the Trustee will distribute to each participant registered on the Trustee's books in uncertificated form, and to each other participant upon surrender for cancellation of his certificate, after deducting all unpaid expenses, fees, taxes and other governmental charges, the participant's interest in the Distributive Fund (into which had been deposited the proceeds from the sale of the portfolio securities) and furnish to each participant a final account statement.

         RESIGNATION, REMOVAL AND LIMITATIONS ON LIABILITY OF SPONSOR

Sponsor

  The Sponsor may resign upon written notice to the Trustee. The resignation will not become effective unless the Trustee shall have appointed a successor sponsor to assume, with such compensation as the Trustee may deem desirable, the duties of the resigning Sponsor. If the Sponsor fails to perform its duties for 30 days after notice from the Trustee, or becomes incapable of acting or becomes bankrupt or its affairs are taken over by a public official, then the Sponsor will be automatically discharged. The Sponsor shall be under no liability to the Trust or to the participants for taking any action or for refraining from taking any action in good faith or for errors in judgment or for depreciation or loss incurred by reason of the purchase or sale of any portfolio security. This provision, however, shall not protect the Sponsor in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustee

  The Trustee may resign upon written notice to the Sponsor and by mailing a copy of such notice to all participants of record not less than sixty days prior to the effective date of their resignation. The Sponsor shall then use its best efforts to promptly appoint a successor trustee, and if upon resignation of the Trustee no successor has been appointed within thirty days after notification, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor. If, after such an application by the Trustee is made to a court of competent jurisdiction (after November 30, 2015) and the court is unable to appoint a successor trustee, then no earlier than six months after the date of such application, the Trustee may notify each participant and the Sponsor that the Trust shall terminate on a day no earlier than six months from the date of such notice unless a successor trustee is appointed. If the Trustee fails to perform its duties or becomes incapable of acting or becomes bankrupt or a public official takes over its affairs, the Sponsor may remove the Trustee and appoint a successor trustee by written notice to the Trustee. The Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies or portfolio securities. This provision shall not protect the Trustee in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee will not be responsible for the misconduct of any of its agents, attorneys or accountants if they were selected with reasonable care.

                                 MISCELLANEOUS

Trustee
  The Trustee is State Street Bank and Trust Company (Federal I.D. #04-1867445), a trust company incorporated under the laws of Massachusetts and subject to regulation by the Federal Deposit Insurance Corporation and the Commissioner of Banks of Massachusetts. Its principal office is at 225 Franklin Street, Boston, Massachusetts 02110. The Trustee receives a fee of $10,000 per year for its services as set forth in the Indenture and is reimbursed for all of its disbursements relating to the Trust. In addition, the Trustee receives fees for acting as Custodian and Transfer Agent and for providing portfolio, tax accounting and recordkeeping services. During the year ended December 31, 1999, aggregate fees received by the Trustee were $145,535.

Sponsor

  The Sponsor, Lexington Management Corporation ("LMC") (Federal I.D. #22-1891864), a Delaware corporation, serves as investment adviser and sponsor to 14 registered investment companies and to private and institutional investment accounts. The Sponsor is responsible for performing certain administrative services for the Trust including shareholder servicing, answering inquiries, blue sky compliance and accounting. For performing such administrative services the Sponsor receives an annual fee of .40% of the Trust's average daily net assets. For the year ended December 31, 1999, the Sponsor received fees of $1,887,832.

  The Sponsor is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

  LGAM has entered into an agreement with ReliaStar Financial Corp. ("ReliaStar") for ReliaStar to acquire LGAM. ReliaStar is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefit products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Completion of the acquisition is subject to customary conditions, including regulatory approvals and approval by LGAM shareholders. State Street Bank and Trust Company (the "Trustee"), will be asked by LMC to appoint Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar, as successor sponsor upon the resignation of LMC. Pilgrim is a registered investment adviser that, as of September 30, 1999, managed over $7.7 billion in assets. If the Trustee appoints Pilgrim the successor sponsor, such appointment shall become effective upon LMC's resignation of its position as sponsor.

  The principal officers and the directors of the Sponsor and their principal occupations during the past five years are as follows:

*Robert M. DeMichele  Chairman and Chief Executive Officer, Lexington Manage-
                      ment Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Execu-tive Officer, Lexington Funds Distributor, Inc.; Chair-man of the Board, Market Systems Research, Inc. and Mar-ket Systems Research Advisors, Inc.; Director, Claredon National Insurance Company, and The Navigator's Group, Inc.; Vice Chairman of the Board of Trustees, Union Col-lege and Trustee, Smith Richardson Foundation.

*Richard M. Hisey     Chief Financial Officer, Managing Director and Director,
                      Lexington Management Corporation; Chief Financial Offi-cer, Vice President and Director, Lexington Funds Dis-tributor, Inc.; Chief Financial Officer, Market Systems
                      Research Advisors, Inc.; Executive Vice President, and
                      General Manager--Mutual Funds and Chief Financial Offi-cer, Lexington Global Asset Managers, Inc.

Stuart S. Richardson  Director, Lexington Management Corporation; Chairman,
                      Lexington Global Asset Managers, Inc.; Vice Chairman, Vanguard Cellular Systems, Inc. Prior to January 1986, Chairman, Richardson-Vicks, Inc.

*Lisa Curcio          Senior Vice President and Secretary, Lexington Manage-
                      ment Corporation; Vice President and Secretary, Lexing-ton Funds Distributor, Inc.; Secretary, Lexington Global
                      Asset Managers, Inc.

  During its last fiscal year ended December 31, 1999, the Sponsor paid all its salaried officers a total of $5,116,156.
--------
* Messrs. DeMichele and Hisey and Ms. Curcio hold officer, director and/or trustee positions with some or all of the registered investment companies advised and/or distributed by Lexington Management Corporation and Lexington Funds Distributor, Inc.

Distributor

  State Street Bank and Trust Company has appointed Lexington Funds Distributor, Inc., a registered broker-dealer to act as distributor to the Trust. Lexington Funds Distributor, Inc. is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., and receives no compensation for its services.

Legal Opinion

  The legality of the participations has been passed upon by Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, as counsel for the Trust.

Auditors

  Financial Statements have been examined by PriceWaterhouseCoopers LLP independent certified public accountants, as stated in their opinion appearing herein and has been so included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

  This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statements and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                               *   *   *   *   *

  No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust has been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

                               *   *   *   *   *

  This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

                   IF YOU HAD INVESTED $10,000 59 YEARS AGO
               ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
       With Income Dividends and Capital Gains Distributions Reinvested
  The table on the following page covers the period from March 16, 1941 to December 31, 1999. This period was one of generally rising common stock prices. The results shown should not be considered as a representation of the dividends and other distributions which may be realized from an investment made in the Trust today. A program of the type illustrated does not assure a profit or protect against depreciation in declining markets.
  Long-term investments in industry, such as Lexington Corporate Leaders Trust Fund, tend to move with the basic inflationary trend and offer your dollars an opportunity to grow.
-------------------------------------------------------------------------------
                    LEXINGTON CORPORATE LEADERS TRUST FUND
-------------------------------------------------------------------------------
  Cumulative cost figure represents the initial investment of $10,000 plus the cumulative amount of dividends reinvested. Dividends and other distributions were assumed to have been reinvested in additional participations at the reinvestment price. The value of participations "Initially Acquired" includes the value of additional participations created as a result of the reinvestment of that portion of the semi-annual distributions representing "A Return of Capital" (the proceeds from securities sold representing the cost of securities sold, and other principal transactions). No adjustment has been made for any income taxes payable by Holders on dividends or other distributions reinvested in additional participations.
  The dollar amounts of distributions from realized gains (determined at the Trust level) reinvested in additional participations were: 1941--None; 1942-- None; 1943--None; 1944--$3; 1945--$450; 1946--None; 1947--$44; 1948--$338;
1949--None; 1950--$283; 1951--$796; 1952--$185; 1953--$10; 1954--$812; 1955--
$474; 1956--$4,347; 1957--$48; 1958--$17; 1959--$3,032; 1960--$2,371; 1961--
$2,118; 1962--$2,749; 1963--$735; 1964--$3,138; 1965--$9,035; 1966--$1,077;
1967--$48; 1968--$4,121; 1969--$102; 1970--$644; 1971--$1,862; 1972--$2,300;
1973--None; 1974--None; 1975--None; 1976--$5,071; 1977--$4,161; 1978--None;
1979--None; 1980--$5,182; 1981--$31,473; 1982--None; 1983--$18,602; 1984--
$8,258; 1985--$39,496; 1986--$64,138; 1987--$69,182; 1988--$49,350; 1989--
$99,410; 1990--$148,727; 1991--$39,773; 1992--$52,819; 1993--$46,262; 1994--
$160,296; 1995--$7,696; 1996--$62,612; 1997--$664,104; 1998--$83,389; 1999--
$51,130; Total--$1,752,270.
-------------------------------------------------------------------------------

                                                                    VALUE OF PARTICIPATIONS
                                                 -------------------------------------------------------------
                        Cumulative
                          Cost of
            Amount of  Participations Cumulative           Purchased Through             Purchased
            Dividends    Purchased       Cost               Reinvestment of               Through
            Reinvested    Through     Including            Distributions from           Reinvestment
Year Ended    Semi-     Reinvestment  Reinvested Initially   Realized Gains             of Dividends Net Asset   Number of
 Dec. 31     Annually   of Dividends  Dividends  Acquired     (Cumulative)    Sub-Total (Cumulative)   Value   Participations
-----------------------------------------------------------------------------------------------------------------------------
1941*             --            --    $  10,000  $   8,799            --      $   8,799         --   $   8,799        566
1942              --            --       10,000      9,613            --          9,613         --       9,613        584
1943          $  190     $     190       10,190     10,809            --         10,809  $     188      10,997        601
1944             192           382       10,382     11,983     $       3         11,986        402      12,388        620
1945             215           597       10,597     14,709           464         15,173        682      15,855        693
1946             187           784       10,784     13,961           430         14,391        816      15,207        716
1947             370         1,154       11,154     14,639           447         15,086      1,141      16,227        824
1948             513         1,668       11,668     14,840           718         15,558      1,480      17,038        989
1949             509         2,177       12,177     17,113           701         17,814      1,968      19,782      1,176
1950             804         2,980       12,980     19,871           994         20,865      2,779      23,644      1,392
1951           1,012         3,992       13,992     21,659         1,756         23,415      3,674      27,089      1,652
1952           1,054         5,046       15,046     24,356         2,016         26,372      4,901      31,273      1,845
1953           1,217         6,263       16,263     24,849         2,030         26,879      6,149      33,028      1,945
1954           1,378         7,641       17,641     33,779         3,476         37,255      9,475      46,730      2,117
1955           1,599         9,240       19,240     39,164         4,398         43,562     12,349      55,911      2,243
1956           1,790        11,030       21,030     38,511         7,051         45,562     10,475      56,037      3,123
1957           1,910        12,940       22,940     36,268         6,574         42,842     11,496      54,338      3,269
1958           2,134        15,075       25,075     48,925         8,778         57,703     17,710      75,413      3,406
1959           2,184        17,258       27,258     55,426        11,821         67,247     19,992      87,239      3,906
1960           2,416        19,674       29,674     55,782        12,653         68,435     19,772      88,207      4,562
1961           2,697        22,371       32,371     67,126        16,993         84,119     25,757     109,876      4,881
1962           2,926        25,296       35,296     62,396        17,033         79,429     24,446     103,875      5,541
1963           3,243        28,540       38,540     71,467        19,863         91,330     30,711     122,041      5,803
1964           3,553        32,093       42,093     83,001        24,049        107,050     35,865     142,915      6,452
1965           3,855        35,948       45,948     92,523        30,246        122,769     35,623     158,392      8,066
1966           4,571        40,519       50,519     74,713        24,491         99,204     31,774     130,978      8,606
1967           5,060        45,579       55,579     83,121        27,090        110,211     40,165     150,376      8,948
1968           5,573        51,153       61,153     89,160        32,157        121,317     46,879     168,196      9,710
1969           5,915        57,068       67,068     75,017        26,979        101,996     44,536     146,532     10,115
1970           6,009        63,077       73,077     82,621        28,564        111,185     52,500     163,685     10,957
1971           6,190        69,267       79,267     93,454        32,126        125,580     61,694     187,274     11,856
1972           6,585        75,852       85,852    108,913        38,484        147,397     75,949     223,346     12,605
1973           7,371        83,223       93,223     93,151        32,729        125,880     71,868     197,748     13,123
1974           8,196        91,419      101,419     68,448        22,864         91,312     57,376     148,688     14,124
1975           9,139       100,557      110,557     91,498        30,474        121,972     85,413     207,385     14,781
1976           9,666       110,223      120,223    115,461        37,963        153,424    101,306     254,730     16,914
1977          11,237       121,460      131,460    108,466        35,919        144,385     96,397     240,782     18,898
1978          13,283       134,743      144,743    110,210        34,687        144,897    105,738     250,635     20,370
1979          15,804       150,547      160,547    139,110        34,774        173,884    121,307     295,191     23,931
1980          19,369       169,916      179,916    173,026        47,488        220,514    165,362     385,876     26,181
1981          21,822       191,738      201,738    163,070        62,645        225,715    140,698     366,413     33,836
1982          24,452       216,190      226,190    191,554        69,992        261,546    183,359     444,905     36,772
1983          25,923       242,114      252,114    235,913        91,870        327,783    218,649     546,432     42,757
1984          28,926       271,040      281,040    250,855        91,476        342,331    226,566     568,897     49,375
1985          31,808       302,848      312,848    333,623       145,913        479,536    293,217     772,753     58,251
1986          39,216       342,064      352,064    408,170       212,840        621,010    342,608     963,618     69,711
1987          40,394       382,458      392,458    412,599       241,185        653,784    326,728     980,512     83,847
1988          71,268       453,726      463,726    470,438       297,425        767,863    407,155   1,175,018     97,918
1989          45,103       498,829      508,829    583,494       438,476      1,021,970    509,512   1,531,482    111,950
1990          51,303       550,132      560,132    552,346       473,992      1,026,338    440,810   1,467,148    139,330
1991          55,828       605,960      615,960    654,372       558,392      1,212,764    539,190   1,751,954    152,079
1992          55,460       661,420      671,420    700,391       619,341      1,319,732    600,946   1,920,678    165,291
1993          54,505       715,925      725,925    814,945       727,611      1,542,556    715,658   2,258,214    176,699
1994          60,332       776,257      786,257    832,095       759,684      1,591,779    649,069   2,240,848    213,211
1995          61,329       837,586      847,586  1,207,794       998,228      2,206,022    913,513   3,119,535    227,040
1996          64,546       902,132      912,132  1,452,214     1,232,426      2,684,640  1,134,598   3,819,238    237,959
1997          71,379       973,511      983,511  1,794,519     1,785,369      3,579,888  1,121,302   4,701,190    315,940
1998          72,385     1,045,896    1,055,896  1,948,610     1,965,327      3,913,937  1,254,684   5,168,621    329,211
1999          78,614     1,124,210    1,134,210  2,198,244     2,216,745      4,414,989  1,460,590   5,875,579    339,629
-----------------------------------------------------------------------------------------------------------------------------

* From March 16, 1941.
Note--During 1990 all sales charges were eliminated. The above table reflects the change to a "no load" status as if it were in effect for the entire period shown. The amounts shown as dividends for periods after October 31, 1988 include interest income from the investment of amounts deposited in the distributive fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Participation Holders of Lexington Corporate Leaders Trust Fund

  In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the selected financial information present fairly, in all material respects, the financial position of Lexington Corporate Leaders Trust Fund (the "Trust") at December 31, 1999, and the results of its operations, the changes in its net assets and the selected financial information for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and selected financial information (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the selected financial information for each of the four years in the period then ended, were audited by other independent accountants whose report dated January 7, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
January 7, 2000

LEXINGTON CORPORATE LEADERS TRUST FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 1999
--------------------------------------------------------------------------------

Assets
Investments at market quotations, common stocks (identified cost
 $330,146,215)...................................................  $453,006,994
Cash.............................................................    12,283,354
Subscriptions receivable.........................................       379,148
Receivable for accrued dividends.................................       671,212
                                                                   ------------
    Total assets.................................................   466,340,708
                                                                   ------------
Liabilities
Distribution payable.............................................     1,513,906
Payable for participations redeemed..............................       672,824
Accrued expenses.................................................       158,543
                                                                   ------------
    Total liabilities............................................     2,345,273
                                                                   ------------

Net Assets
Balance applicable to 26,818,793 participations outstanding (Note
 6)..............................................................  $463,995,435
                                                                   ============

Computation of public offering price:
 Net asset value, offering and redemption price per participation
  (net assets divided by participations outstanding).............        $17.30
                                                                         ======


The accompanying notes form an integral part of these financial statements.

LEXINGTON CORPORATE LEADERS TRUST FUND

STATEMENT OF OPERATIONS Year Ended December 31, 1999
--------------------------------------------------------------------------------

Investment income:
 Income:
  Dividends (net of $63,737 tax expense)........................... $ 9,452,773
  Interest.........................................................      63,255
                                                                    -----------
   Total income....................................................   9,516,028
                                                                    -----------
Expenses:
 Sponsor's administrative fee (Note 4).............................   1,887,832
 Professional fees.................................................      72,960
 Trustee's fee (Note 4)............................................       9,167
 Custody fees and other services (Note 4)..........................     136,368
 Transfer agent fees...............................................     588,831
 Printing, mailing and sundry......................................     138,730
 Registration and filing fees......................................      25,627
                                                                    -----------
   Total expenses..................................................   2,859,515
                                                                    -----------
    Net investment income..........................................   6,656,513
                                                                    -----------
Realized and unrealized gain on investments:
 Net realized gain from securities transactions....................  36,101,224
 Unrealized appreciation of investments for the period.............  16,587,948
                                                                    -----------
    Net gain on investments........................................  52,689,172
                                                                    -----------
 Net increase in net assets from operations........................ $59,345,685
                                                                    ===========


The accompanying notes form an integral part of these financial statements.

LEXINGTON CORPORATE LEADERS TRUST FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Year Ended    Year Ended
                                                    December 31,  December 31,
                                                        1999          1998
                                                    ------------  ------------
Income and Distributable Fund:
  Additions:
   Net investment income........................... $  6,656,513  $  7,463,661
  Realized gains from sale of securities, other
   than sale of stock units........................    4,133,398     8,884,899
                                                    ------------  ------------
                                                      10,789,911    16,348,560
                                                    ------------  ------------
  Deductions:
   Paid on account of participations redeemed......      414,733       648,862
   Semi-annual distributions (Note 3(a))
     Paid in cash..................................    1,392,270     1,783,831
     Reinvested, below.............................    9,067,257    13,985,638
                                                    ------------  ------------
                                                      10,874,260    16,418,331
                                                    ------------  ------------
  Net change in income and distributable fund......      (84,349)      (69,771)
                                                    ------------  ------------
Principal Account:
  Additions:
   Payments received on sale of participations.....   40,626,909    73,930,270
   Semi-annual distributions reinvested, above.....    9,067,257    13,985,638
   Realized gains on sale of stock units...........   31,967,826    45,931,415
   Unrealized appreciation (depreciation) of
    investments....................................   16,587,948   (13,378,650)
                                                    ------------  ------------
                                                      98,249,940   120,468,673
                                                    ------------  ------------
  Deductions:
   Paid on account of participations redeemed......  118,815,387   160,221,771
   Semi-annual distributions of principal (Note
    3(b))..........................................      549,286       651,211
                                                    ------------  ------------
                                                     119,364,673   160,872,982
                                                    ------------  ------------
   Net change in principal account.................  (21,114,733)  (40,404,309)
                                                    ------------  ------------
Net assets at beginning of period:
  Income and distributable fund....................      597,016       666,787
  Principal account................................  484,597,501   525,001,810
                                                    ------------  ------------
                                                     485,194,517   525,668,597
                                                    ------------  ------------
Net assets at end of period:
  Income and distributable fund....................      512,667       597,016
  Principal account................................  463,482,768   484,597,501
                                                    ------------  ------------
                                                    $463,995,435  $485,194,517
                                                    ============  ============

The accompanying notes form an integral part of these financial statements.

LEXINGTON CORPORATE LEADERS TRUST FUND

STATEMENT OF INVESTMENTS December 31, 1999
--------------------------------------------------------------------------------

                                            Number of                 Market
                                             Shares       Cost        Value
Securities                                  --------- ------------ ------------
---------------------------------------
Consumer Products: (14.7%)
Eastman Kodak Co. .........................  297,200  $ 20,999,070 $ 19,689,500
Fortune Brands, Inc. ......................  297,200     9,446,426    9,826,175
Gallaher Group PLC.........................  297,200     5,327,727    4,569,450
Procter & Gamble Co. ......................  297,200    20,285,477   32,561,975
                                                      ------------ ------------
                                                        56,058,700   66,647,100
                                                      ------------ ------------
Oil International: (16.3%)
Chevron Corp. .............................  297,200    19,239,757   25,744,950
Exxon Mobil Corp. .........................  599,100    31,559,754   48,264,994
                                                      ------------ ------------
                                                        50,799,511   74,009,944
                                                      ------------ ------------
Chemical & Fertilizers: (8.7%)
DuPont (E.I.) de Nemours & Co., Inc. ......  297,200    15,954,096   19,578,050
Union Carbide Corp. .......................  297,200    12,807,570   19,838,100
                                                      ------------ ------------
                                                        28,761,666   39,416,150
                                                      ------------ ------------
Electrical Equipment: (10.2%)
General Electric Co. ......................  297,200    17,014,730   45,991,700
                                                      ------------ ------------
Broadcasting: (4.2%)
CBS Corp.*.................................  297,200     6,279,220   19,002,225
                                                      ------------ ------------
Retailing: (2.5%)
Sears, Roebuck & Co. ......................  297,200    13,606,042    9,046,025
Venator Group, Inc.*.......................  297,200     5,770,338    2,080,400
                                                      ------------ ------------
                                                        19,376,380   11,126,425
                                                      ------------ ------------
Utilities: (5.8%)
Ameren Corp. ..............................  297,200    11,629,982    9,733,300
Consolidated Edison, Inc. .................  297,200     9,624,012   10,253,400
Pacific Gas & Electric Co. ................  297,200     7,755,463    6,092,600
                                                      ------------ ------------
                                                        29,009,457   26,079,300
                                                      ------------ ------------
Railroads: (6.5%)
Burlington Northern Santa Fe...............  684,942    20,203,666   16,609,843
Union Pacific Corp. .......................  297,200    16,311,167   12,965,350
                                                      ------------ ------------
                                                        36,514,833   29,575,193
                                                      ------------ ------------
Energy: (9.1%)
Columbia Energy Group......................  485,450    17,467,431   30,704,713
Union Pacific Resources Group, Inc. .......  255,967     6,445,217    3,263,579
USX Marathon Group.........................  297,200     7,600,814    7,337,125
                                                      ------------ ------------
                                                        31,513,462   41,305,417
                                                      ------------ ------------
Misc. Industrial: (7.1%)
Honeywell International Corp. .............  297,200    11,771,100   17,144,725
Praxair, Inc. .............................  297,200    12,575,032   14,952,875
                                                      ------------ ------------
                                                        24,346,132   32,097,600
                                                      ------------ ------------
Communications: (9.4%)
AT&T Corp. ................................  456,100    12,923,760   23,147,075
Lucent Technologies, Inc. .................  259,020     6,016,973   19,377,934
                                                      ------------ ------------
                                                        18,940,733   42,525,009
                                                      ------------ ------------
Financial: (5.5%)
CitiGroup, Inc. ...........................  454,100    11,531,391   25,230,931
                                                      ------------ ------------
    Total Investments (100%)...............           $330,146,215 $453,006,994
                                                      ============ ============

*Non Income producing

The accompanying notes form an integral part of these financial statements.

LEXINGTON CORPORATE LEADERS TRUST FUND

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Note 1. Nature of Business and Basis of Presentation

  Lexington Corporate Leaders Trust Fund (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund which was created under a Trust Indenture dated November 18, 1935.

Note 2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

    (a) Valuation of securities--Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and asked prices. Short term securities with 60 days or less to maturity are valued at amortized cost.

    (b) Income taxes--No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is a Grantor Trust and all its income is taxable to the Holders of participations.

    (c) Other--Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

    (d) Accounting estimates--The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Note 3. Distributions

  (a) During the year ended December 31, 1999 the distributions from net investment income were $0.23796 per participation and, from realized gains were $0.15424 per participation.

  (b) The amount shown does not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the year ended December 31, 1999, the distributions from return of capital were $0.15409 per participation.

  Effective June 1, 1998 the Trust amended its Trust indenture requiring that additional shares of common stock received as a result of a stock split shall remain assets of the Trust.

Note 4. Trustee and Sponsor Fees

  State Street Bank and Trust Company (the "Trustee") receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated

LEXINGTON CORPORATE LEADERS TRUST FUND

-------------------------------------------------------------------------------

$145,535 for the year ended December 31, 1999. The Trust pays an administrative fee to Lexington Management Corporation (Sponsor) equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

Note 5. Investment Transactions

  During the year ended December 31, 1999, the proceeds of sales of investment securities, other than short-term obligations, were $81,987,609. There were no purchases of securities during the period.

  The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

  As of December 31, 1999, net unrealized appreciation of portfolio securities was $122,860,779, comprised of unrealized appreciation of $147,123,093 and unrealized depreciation of $24,262,314.

Note 6. Source of Net Assets

  As of December 31, 1999, the Trust's net assets were comprised of the following amounts:

   Net amounts paid in and reinvested by holders net of
    terminations and return of capital payments................. $205,938,872
   Cumulative amount of non-distributable realized gains
    retained in principal account...............................  134,683,117
   Unrealized appreciation in value of securities...............  122,860,779
                                                                 ------------
    Principal account...........................................  463,482,768
    Income and distributable fund...............................      512,667
                                                                 ------------
     Total net assets........................................... $463,995,435
                                                                 ============

Note 7. Participations Issued and Redeemed

  During the periods indicated, participations were issued and redeemed as follows:

                                                 Number of Participations
                                            -----------------------------------
                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
   Issued on payments from holders........      2,391,797          4,778,866
   Issued on reinvestment of dividends and
    distributions.........................        724,515          1,198,055
   Redeemed...............................     (7,202,045)       (10,403,573)
                                               ----------        -----------
     Net (decrease).......................     (4,085,733)        (4,426,652)
                                               ==========        ===========

LEXINGTON CORPORATE LEADERS TRUST FUND

--------------------------------------------------------------------------------


Note 8. Selected Financial Information

                                           Years Ended December 31,
                                 ------------------------------------------------
Selected Data Per Participation
outstanding throughout the
period:                            1999      1998      1997      1996      1995
-------------------------------  --------  --------  --------  --------  --------
Net asset value, beginning of
 period........................    $15.70    $14.88    $16.05    $13.74    $10.51
                                   ------    ------    ------    ------    ------
Income from investment
 operations:
 Net investment income.........      0.24      0.23      0.27      0.28      0.28
 Net realized and unrealized
  gain (loss) on investments...      1.92      1.28      3.45      2.79      3.82
                                   ------    ------    ------    ------    ------
Total from investment
 operations....................      2.16      1.51      3.72      3.07      4.10
                                   ------    ------    ------    ------    ------
Less distributions:
 Dividends from net investment
  income.......................     (0.24)    (0.23)    (0.28)    (0.28)    (0.28)
 Distributions from net
  realized gains...............     (0.15)    (0.26)    (2.60)    (0.28)    (0.03)
 Distributions from income and
  realized gains included in
  terminations.................     (0.02)    (0.02)    (0.11)    (0.02)    (0.02)
 Distributions from capital....     (0.15)    (0.18)    (1.90)    (0.18)    (0.54)
                                  -------   -------   -------   -------   -------
  Total distributions..........     (0.56)    (0.69)    (4.89)    (0.76)    (0.87)
                                  -------   -------   -------   -------   -------
Change in net asset value for
 the period....................      1.60      0.82     (1.17)     2.31      3.23
                                   ------    ------    ------    ------    ------
Net asset value at end of
 period........................    $17.30    $15.70    $14.88    $16.05    $13.74
                                   ======    ======    ======    ======    ======
  Total return.................     13.68%     9.94%    23.09%    22.43%    39.21%
Ratios/supplemental data:
Net assets, end of period
 (000).........................  $463,995  $485,195  $525,669  $392,295  $256,467
Ratios to average net asset of:
 Expenses......................      0.61%     0.65%     0.62%     0.63%     0.58%
 Net investment income.........      1.41%     1.46%     1.76%     2.05%     2.57%

LEXINGTON CORPORATE LEADERS TRUST FUND


Sponsor                                 All Shareholder requests for services           LEXLINE 800-526-0052
Lexington Management Corporation        of any kind should be sent to:
Park 80 West Plaza Two                                                                  24-hour toll-free telephone access to
Saddle Brook, New Jersey 07663          Transfer Agent                                  your Lexington Fund account(s)
                                        State Street Bank and Trust Company             where you can obtain the following:
Distributor                             c/o National Financial Data Services
Lexington Funds Distributor, Inc.       330 West Ninth Street                           - Price/Yield
Park 80 West Plaza Two                  Kansas City, Missouri 64105                     - Account Balances
Saddle Brook, New Jersey 07663                                                          - Exchanges
                                        Or call toll free Service and Sales:            - Last Transactions
Trustee                                 1-800-526-0056                                  - Total Return
State Street Bank and                                                                   - Duplicate Statements
Trust Company
225 Franklin Street                                                                     www.lexingtonfunds.com
Boston, Massachusetts 02110